EXHIBIT 10.3

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE LAW COVERING SUCH SECURITIES, OR (B) SUCH TRANSACTION IS EXEMPT FROM, AND NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION.

No. W-L-62 Issued: June 10, 2002	Warrant to purchase 100,000 shares of Common Stock (subject to adjustment)

CENTERSPAN COMMUNICATIONS CORPORATION

COMMON STOCK
PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, PETER R. KELLOGG (the “Holder”) is entitled to exercise this Warrant to purchase from the Company One Hundred Thousand (100,000) fully paid and nonassessable shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”), on the terms and subject to the conditions set forth herein.  The shares of Common Stock issuable upon the exercise of this Warrant are referred to herein as the “Warrant Shares.”  The number of Warrant Shares issuable upon exercise of this Warrant and the Exercise Price (as defined below) are subject to adjustment as provided herein.  The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution hereof as provided herein.

This Warrant is being issued in connection with the transactions contemplated by the Standby Investment Agreement dated as of June 10, 2002 between the Company and Peter R. Kellogg (the “Standby Agreement”).

1.1          Term of Warrant

This Warrant may be exercised by the Holder at any time after June 10, 2002 and prior to the close of business on June 10, 2005.

1.2          Exercise Price

The Exercise Price at which this Warrant may be exercised shall be $10.67 per share of Common Stock, as adjusted from time to time pursuant to Section 4 hereof.

1.3          Method of Exercise

This Warrant may be exercised by the Holder, in whole or in part (but not for less than 10,000 shares at a time, or such lesser amount then issuable upon the full exercise of this Warrant), by delivering to the Company (a) this Warrant, (b) cash, a wire transfer of funds or a check payable to the Company in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the “Purchase Price”), and (c) the form of Election to Purchase attached hereto as Annex A, duly completed and executed by the Holder.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above.

2.             Delivery of Stock Certificates

Within five business days after the payment of the Purchase Price following the exercise of this Warrant, the Company, at its expense, shall issue in the name of the Holder (a) a certificate for the number of fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon such exercise and payment and (b) a new Warrant of like tenor to purchase up to that number of Warrant Shares, if any, not previously purchased by the Holder if this Warrant has not expired.

3.             Covenants as to Warrant Shares

3.1          Reservation of Warrant Shares

The Company shall at all times have authorized and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of this Warrant, the number of Warrant Shares deliverable upon full exercise of this Warrant.

3.2          Issuance of Warrant Shares

The Company covenants that all Warrant Shares shall, upon issuance thereof in accordance with the terms of this Warrant, be (a) duly authorized, validly issued, fully paid and nonassessable and (b) free from all liens, pledges, charges and security interests created by the Company.  The Company shall pay all taxes and other governmental charges that may be imposed in respect of the issuance or delivery of the Warrant Shares.

4.             Adjustments

4.1          Adjustments of Exercise Price and Number of Warrant Shares

The Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided in this Section 4.

4.2          Adjustment of Exercise Price Upon Extraordinary Common Stock Event

Upon the happening of an Extraordinary Common Stock Event (as defined below) after the issuance date of this Warrant, the Exercise Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Exercise Price.  The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

Upon each adjustment of such Exercise Price pursuant to this Section 4.2, this Warrant shall thereafter entitle the Holder to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

“Extraordinary Common Stock Event” shall mean (x) the issuance of additional shares of Common Stock (or other securities or rights convertible into or entitling the holder thereof to receive additional shares of Common Stock) as a dividend or other distribution on outstanding Common Stock of the Company, (y) a split or subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (z) a combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock.

4.3          Capital Reorganization or Reclassification

If the Common Stock issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise (other than an Extraordinary Common Stock Event), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which this Warrant might have been converted immediately prior to such reorganization, reclassification or change, all subject to adjustment as provided herein.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder after the reorganization, recapitalization or change to the end that the provisions of this Section 4 (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant) shall be applicable after that event as nearly equivalent as may be practicable.

4.4          Merger, Sale of Assets, etc.

If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be:

(a)           a reorganization (other than a combination, split, subdivision or reclassification of shares otherwise provided for herein);

(b)           a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise; or

(c)           a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person,

then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the

Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4.  The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant.  If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors.  In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

4.5          Notice of Adjustment

Whenever the number of shares of Common Stock or other stock or property issuable upon the exercise of this Warrant or the Exercise Price is adjusted, then and in each such case the Company shall promptly deliver a notice to the Holder, which notice shall state the Exercise Price resulting from such adjustment and/or the increase or decrease, if any, in the number of shares of Common Stock or other stock or property issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.6          Other Notices

In the event that the Company shall propose at any time:

(a)           to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(b)           to offer for subscription to the holders of its Common Stock any additional shares of stock of any class or series or other rights;

(c)           to effect any reclassification or recapitalization of the shares of its Common Stock outstanding involving a change in the Common Stock; or

(d)           to merge or consolidate with or into any other corporation, to sell, lease or convey all or substantially all of its property or business, to undertake any other Corporate Transaction, or to liquidate, dissolve or wind up;

then, in connection with each such event, the Company shall send to the Holder:

(i)            at least 20 days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (c) and (d) above; and

(ii)           in the case of the matters referred to in (c) and (d) above, at least 20 days’ prior written notice of the date when the same shall take place (and, if applicable, specifying the date on which the holders of the Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the occurrence of such events).

5.             Fractional Shares

No fractional shares shall be issued upon the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant (or any portion hereof), the Company shall pay to the Holder an amount of cash equal to the then fair market value of a Warrant Share multiplied by such fraction, computed to the nearest whole cent.  For purposes of the above calculation, the fair market value of a Warrant Share shall be deemed to be the average of the closing bid and asked prices of the Company’s Common Stock as quoted on the Nasdaq National Market System or on any exchange on which such Common Stock is then listed, whichever is applicable, for the five trading days prior to the date of exercise of this Warrant.

6.             Transfers

6.1          Restrictions on Transfer

No Warrant Shares or any interest therein may be transferred unless (a) such transfer is registered under the Securities Act of 1933, as amended (the “Securities Act”), (b) the Company has received an opinion of legal counsel for the Holder reasonably satisfactory to the Company stating that the transfer is exempt from the registration requirements of the Securities Act, or (c) the Company otherwise satisfies itself that such transfer is exempt from registration.

6.2          Transfers

The Company shall register on the books of the Company maintained at its principal office the permitted transfer of this Warrant upon surrender to the Company of this Warrant, with the form of Assignment attached hereto as Annex B duly completed and executed by the Holder.  Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing this Warrant so transferred shall be issued, at the Company’s expense, to the transferee, and a new Warrant, in substantially the form of this Warrant, evidencing the portion of this Warrant, if any, not so transferred shall be issued, at the Company’s expense, to the Holder.

7.             Registration Rights

(a)           Subject to Section 10(b) below, the Holder may demand that the Company file within 60 days a registration statement on Form S-3 (or any successor form) to register the shares of Common Stock issuable upon the exercise of this Warrant.  Any such registration statement may also include other shares of Common Stock issued to other investors by the Company.  The Company shall use its best efforts to have the registration statement declared effective within 90 days after filing and to maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses contained therein) until the earliest of (i) the fifth anniversary of the effective date, (ii) the date all such shares have been disposed of pursuant to such effective registration statement, (iii) the date the Holder could sell all such shares under Rule 144 promulgated under the Securities Act, without limitations on the number of shares sold.  The Company shall respond to the Securties and Exchange Comission (the “SEC”)  within 15 days after the Company’s receipt of any SEC comments with respect to the registration statement or any amendments thereto, subject to timely receipt from the Holder and other holders of shares of Common Stock to be included in such registration statement of information required to so respond to such comments.

(b)           The Company shall not be obligated to effect any such registration pursuant to Section 7(a):

(1)           if the offering is deemed by the SEC to involve a primary offering by the Company and Form S-3 is not available for such offering; or

(2)           in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration.

(c)           The Company shall notify the Holder in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 7(a) of this Warrant or to any employee benefit plan or a corporate reorganization) and will afford the Holder an opportunity to include in such registration statement all or any part of the shares issuable upon the exercise of this Warrant, subject to the provisions of Section 7(d) below.  If the Holder wants to include in any such registration statement all or any part of the shares issuable upon the exercise of this Warrant, the Holder shall within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of shares of Common Stock the Holder wishes to include in such registration statement.

(d)           If a registration statement under which the Company gives notice under Section 7(c) is for an underwritten offering, then the Company shall so advise the Holder.  In such event, the right of the Holder to include any of the shares issuable upon the exercise of this Warrant in a registration pursuant to Section 7(c) shall be conditioned upon the Holder’s participation in such underwriting and the inclusion of the Holder’s shares of Common Stock in the underwriting on the same terms and conditions as the other participants in such offering, including, without limitation, entering into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting (including a market stand-off agreement of up to 180 days if required by such underwriters).  Notwithstanding any other provision of this Warrant, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to each holder of registration rights granted by the Company before the issuance date of this Warrant that contractually require the Company to include such holder’s shares on a priority basis, and, third, to the Holder and any other holder of registration rights granted by the Company (excluding those covered above), on a pro rata basis based on the total number of shares of Common Stock then sought to be included by each in such offering.  If the Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) business days prior to the effective date of the registration statement.  Any shares of Common Stock excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(e)           The Holder shall have no right to obtain or seek, nor shall the Holder obtain or seek, an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

(f)            In the event any Registrable Shares are included in a registration statement under this Agreement or the terms of the Warrant:

(i)            To the extent permitted by law, the Company will indemnify and hold harmless the Holder against any losses, claims, damages, or liabilities to which he may become subject under the Securities Act, the Securities Act of 1934, as amended (the “1934 Act”) or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law in connection with such registration and sale of securities; and the Company will pay to the Holder, as incurred, any legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7(f)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the Company’s (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder or any of his agents.

(ii)           To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, each agent and any underwriter, any other person or entity selling securities in such registration statement and any controlling person of any such underwriter or other person or entity, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder or his agents expressly for use in connection with such registration; and the Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 7(f)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7(f)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and, provided further, that in no event shall any indemnity under this subsection 7(f)(ii) exceed the net proceeds from the offering received by the Holder.

(iii)          Promptly after receipt by an indemnified party under this Section 7(f) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7(f), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7(f).

(iv)          To the extent the indemnification provided for in this Section 7(f) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(v)           The obligations of the Company and the Holder under this Section 7(f) shall survive the completion of any offering of Registrable Shares in a registration statement under Section 7, and otherwise.

(g)                 With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act, the Company agrees to (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times, and (ii) file with the SEC in a timely manner, all reports and other documents required of the Company under the Act and the 1934 Act.

8.             Legend

Legends setting forth or referring to the applicable restrictions set forth in Section 6.1 may be placed on this Warrant, any replacement hereof or any certificate representing the Warrant Shares, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be sold or otherwise transferred in accordance with Section 6.1.

9.             Holder as Owner

The Company may deem and treat the holder of record of this Warrant as the absolute owner hereof for all purposes regardless of any notice to the contrary.

10.          No Shareholder Rights

This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Shares, until and to the extent that this Warrant shall be exercised.

11.          Governing Law; Construction

The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Oregon.  The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

12.          Lost Warrant Certificate

Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) indemnification reasonably satisfactory to the Company or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

13.          Waivers and Amendments

This Warrant or any provision hereof may be amended or waived only by a statement in writing signed by the Company and the Holder.

14.          Notices

Any notice required by the provisions of this Warrant to be given to the Holder shall be deemed given two days after being deposited in the United States mail, postage prepaid and addressed to such Holder’s address appearing on the books of the Company.

Any notice required by the provisions of this Warrant to be given to the Company shall be deemed given three business days after being deposited in the United States mail, postage prepaid and addressed to CenterSpan Communications Corporation, 7175 NW Evergreen Parkway, Suite 400, Hillsboro, OR 97124, Attention: Chief Financial Officer, or at such other address as specified in a notice delivered to the Holder as set forth above.

15.          Binding Effect

This Warrant shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by the Holder and its successors and permitted assigns.

16.          Investment Intent, etc.

By accepting this Warrant, the Holder represents that (a) the Holder is acquiring this Warrant and the Warrant Shares issuable upon exercise hereof for investment and not with a view to, or for sale in connection with, any distribution thereof; (b) the Holder can bear the economic risk of an investment in the Warrant Shares (including possible complete loss of such investment) for an indefinite period of time; (c) the Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act, or under the securities laws of any jurisdiction, by reason of reliance upon certain exemptions, and that the reliance of the Company on such exemptions is predicated upon the accuracy of the Holder’s representations in this Section; (d) the Holder is familiar with Rule 144 under the Securities Act, as currently in effect, and understands the resale limitations that are or would be imposed thereby and by the Securities Act on this Warrant and the Warrant Shares to the extent such securities are characterized as “restricted securities” under the United States federal securities laws inasmuch as they are acquired from the Company in a transaction not involving a public offering; (e) the Holder has received and reviewed a copy of each SEC Document (as defined in the Standby Agreement) and the Holder believes the Holder has been given access to full and complete information regarding the Company and has utilized such access to the Holder’s satisfaction for the purpose of obtaining information about the Company, particularly, representatives of the Holder have had adequate opportunities to ask questions of, and receive answers from, senior executives of the Company concerning the Company and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided to the Holder about the Company; (f) the Holder is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act and as defined pursuant to the provisions of state securities laws applicable to the Holder providing for an exemption from registration or qualification of the offer and sale of this Warrant and the Warrant Shares; (g) the Holder has obtained, to the extent he or she deems necessary, his or her own professional advice with respect to the risks inherent in the investment in this Warrant and the Warrant Shares, the condition of the Company and the suitability of the investment in this Warrant and the Warrant Shares in light of the Holder’s financial condition and investment needs; and (h) the Holder is a resident of the state (or if not a natural person, the Holder made its investment decision with respect to this Warrant and the Warrant Shares from its office located in such state) set forth on the signature page of this Warrant.

17.          Attorneys’ Fees

In the event any party is required to engage the services of attorneys for the purpose of enforcing this Warrant, or any provision hereof, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and any other costs or expenses.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CENTERSPAN COMMUNICATIONS CORPORATION

By	/s/
Name: Mark B. Conan
Title: Vice President of Finance and Administration and Chief Financial Officer

The undersigned hereby confirms its
acknowledgements and representations
in Section 16 of this Warrant.

HOLDER:

/s/
Peter R. Kellogg
Holder’s State of Residence: New Jersey

ANNEX A

FORM OF ELECTION TO PURCHASE

To CenterSpan Communications Corporation:

The undersigned hereby elects to purchase             shares of Common Stock of CenterSpan Communications Corporation issuable upon the exercise of the within Warrant, and requests that a certificate for such shares shall be issued in the name of the undersigned holder and delivered to the address indicated below and, if said number of shares shall not be all the shares which may be purchased pursuant to the within Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the undersigned’s address stated below.

The undersigned hereby certifies to the Company that the undersigned’s representations set forth in Section 16 of the within Warrant are true and correct on the date hereof as if made by the undersigned on the date hereof.

Payment enclosed in the amount of $                                    .

Dated:

Name of holder of Warrant:
(please print)

Address:

Signature: